

                      THE CINCINNATI GAS & ELECTRIC COMPANY
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                (dollars in thousands, except per share amounts)

                                                          The Union Light,                   The West
                                       The Cincinnati Gas     Heat and     Lawrenceburg   Harrison Gas and   Miami
                                       & Electric Company  Power Company   Gas Company   Electric Company  Power Corp.
                                       ------------------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies           $ 2,189,229      $ 191,356           $ -           $ 523          $ -
        Affiliated companies                   218,231              3             -               -           30
     Gas
        Non-affiliated companies               329,622         65,136         6,972               -            -
        Affiliated companies                     2,181            318             -               -            -
                                       ----------------  -------------  ------------  --------------  -----------
                                             2,739,263        256,813         6,972             523           30

OPERATING EXPENSES
    Fuel used in electric production           338,639              -             -               -            -
    Purchased and exchanged power                                                                 -
        Non-affiliated companies             1,031,023              -             -               -            -
        Affiliated companies                    38,895        142,567             -             334            -
    Gas purchased                              164,201         32,804         3,745               -            -
    Other operation  and maintenance           355,120         37,131         1,249              39            5
    Depreciation and amortization              177,300         13,148           451              19            1
    Taxes other than income taxes              213,344          3,993           292              12            6
                                       ----------------  -------------  ------------  --------------  -----------
                                             2,318,522        229,643         5,737             404           12

OPERATING INCOME (LOSS)                        420,741         27,170         1,235             119           18

EQUITY IN EARNINGS OF SUBSIDIARIES              13,500              -             -               -            -

OTHER INCOME AND (EXPENSE) - NET                 1,996         (1,242)          (11)              -            -

INTEREST                                        99,637          4,604           137               -            -
                                       ----------------  -------------  ------------  --------------  -----------

INCOME BEFORE TAXES                            336,600         21,324         1,087             119           18

INCOME TAXES                                   120,788          7,774           391              47            7
                                       ----------------  -------------  ------------  --------------  -----------
NET INCOME                                     215,812         13,550           696              72           11

PREFERRED DIVIDEND REQUIREMENT                     858              -             -               -            -
                                       ----------------  -------------  ------------  --------------  -----------

NET INCOME APPLICABLE TO COMMON STOCK        $ 214,954       $ 13,550          $696             $72         $ 11



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                  CONSOLIDATING STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                (dollars in thousands, except per share amounts)

                                                                                         Consolidated
                                           Tri-State          KO                       The Cincinnati Gas
                                        Improvement Co. Transmission Co. Eliminations  & Electric Company
                                       ------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies                 $ -              $ -     $ (2,677)        $ 2,378,431
        Affiliated companies                       -                -     (144,003)             74,261
     Gas
        Non-affiliated companies                   -              163            -             401,893
        Affiliated companies                       -              904       (1,865)              1,538
                                        -------------    ------------- ------------       -------------
                                                   -            1,067     (148,545)          2,856,123

OPERATING EXPENSES
    Fuel used in electric production               -                -            -             338,639
    Purchased and exchanged power
        Non-affiliated companies                   -                -       (1,422)          1,029,601
        Affiliated companies                       -                -     (142,900)             38,896
    Gas purchased                                  -                -       (1,067)            199,683
    Other operation  and maintenance              32              699       (1,434)            392,841
    Depreciation and amortization                  -              190            -             191,109
    Taxes other than income taxes                 26               17            1             217,691
                                        -------------    ------------- ------------       -------------
                                                  58              906     (146,822)          2,408,460

OPERATING INCOME (LOSS)                          (58)             161       (1,723)            447,663

EQUITY IN EARNINGS OF SUBSIDIARIES                 -                -      (13,500)                  -

OTHER INCOME AND (EXPENSE) - NET                 702                -       (2,736)             (1,291)

INTEREST                                         597                -       (2,737)            102,238
                                        -------------    ------------- ------------       -------------

INCOME BEFORE TAXES                               47              161      (15,222)            344,134

INCOME TAXES                                      35               68         (788)            128,322
                                        -------------    ------------- ------------       -------------
NET INCOME                                        12               93      (14,434)            215,812

PREFERRED DIVIDEND REQUIREMENT                     -                -            -                 858
                                        -------------    ------------- ------------       -------------

NET INCOME APPLICABLE TO COMMON STOCK           $ 12             $ 93     $ (14,434)         $ 214,954


                                                               THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                    CONSOLIDATING BALANCE SHEET
                                                                         DECEMBER 31, 1998

                                                                      (dollars in thousands)


                                                             The Union Light,                       The West
                                         The Cincinnati Gas     Heat and        Lawrenceburg    Harrison Gas and     Miami
                                         & Electric Company   Power Company     Gas Company     Electric Company  Power Corp.
                                        -------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and temporary cash investments            $ 23,489         $ 3,244            $ 76             $ 100         $ 14
  Restricted deposits                               1,173               -               -                 -            -
  Notes receivable from affiliated companies       99,932               -               -                 -            -
  Accounts receivable - net                       192,208          14,125           1,257                56            -
  Accounts receivable from affiliated companies    34,226             666             476                 -            1
  Materials, supplies, and fuel - at average cost 107,008           8,269              17                 -            -
  Prepayments and other                            39,842             308               8                 -            -
  Energy risk management assets                   484,500               -               -                 -            -
                                         -----------------  --------------  -------------- -----------------  -----------
                                                  982,378          26,612           1,834               156           15

UTILITY PLANT - ORIGINAL COST
  In service
     Electric                                   4,573,582         232,222               -               590          564
     Gas                                          592,419         164,040          15,418                 -            -
     Common                                       167,456          18,908               -                 -            -
                                         -----------------  --------------  -------------- -----------------  -----------
                                                5,333,457         415,170          15,418               590          564
  Accumulated depreciation                      1,985,522         143,386           4,699               223          558
                                         -----------------  --------------  -------------- -----------------  -----------
                                                3,347,935         271,784          10,719               367            6
  Construction work in progress                   108,104          11,444             444                 -            -
                                         -----------------  --------------  -------------- -----------------  -----------
         Total utility plant                    3,456,039         283,228          11,163               367            6

OTHER ASSETS
  Regulatory assets                               616,057          10,978               -                 -            -
  Investments in consolidated subsidiaries        174,294               -               -                 -            -
  Other                                            52,894           3,767              70                 2            -
                                         -----------------  --------------  -------------- -----------------  -----------
                                                  843,245          14,745              70                 2            -

                                              $ 5,281,662       $ 324,585        $ 13,067             $ 525         $ 21


                                                            THE CINCINNATI GAS & ELECTRIC COMPANY
                                                            CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                      DECEMBER 31, 1998

                                                                   (dollars in thousands)


                                                                                              Consolidated
                                             Tri-State          KO                         The Cincinnati Gas
                                          Improvement Co. Transmission Co.  Eliminations   & Electric Company
                                         ---------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and temporary cash investments              $ 66            $ -            $ -             $ 26,989
  Restricted deposits                                 -              -              -                1,173
  Notes receivable from affiliated companies          -              -        (15,574)              84,358
  Accounts receivable - net                           8             83         (2,677)             205,060
  Accounts receivable from affiliated companies      24             18        (12,776)              22,635
  Materials, supplies, and fuel - at average
    cost                                              -              -              -              115,294
  Prepayments and other                               -              -              -               40,158
  Energy risk management assets                       -              -              -              484,500
                                          --------------  -------------   ------------      ---------------
                                                     98            101        (31,027)             980,167

UTILITY PLANT - ORIGINAL COST
  In service
     Electric                                         -              -              -            4,806,958
     Gas                                              -         14,311              -              786,188
     Common                                           -              -              -              186,364
                                          --------------  -------------   ------------      ---------------
                                                      -         14,311              -            5,779,510
  Accumulated depreciation                            -         12,910              -            2,147,298
                                          --------------  -------------   ------------      ---------------
                                                      -          1,401              -            3,632,212
  Construction work in progress                       -              -              1              119,993
                                          --------------  -------------   ------------      ---------------
         Total utility plant                          -          1,401              1            3,752,205

OTHER ASSETS
  Regulatory assets                                   -              -              -              627,035
  Investments in consolidated subsidiaries            -              -       (174,294)                   -
  Other                                          42,957            371              -              100,061
                                          --------------  -------------   ------------      ---------------
                                                 42,957            371       (174,294)             727,096

                                               $ 43,055        $ 1,873     $ (205,320)         $ 5,459,468




                                                              THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                   CONSOLIDATING BALANCE SHEET
                                                                        DECEMBER 31, 1998

                                                                     (dollars in thousands)

                                                            The Union Light,                   The West
                                         The Cincinnati Gas    Heat and     Lawrenceburg   Harrison Gas and    Miami
                                         & Electric Company  Power Company  Gas Company    Electric Company  Power Corp.
                                        --------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                          $ 275,963         $ 5,903          $ 540              $ -         $ -
  Accounts payable to affiliated companies      9,536          14,986            132               38           -
  Accrued taxes                               147,905           3,216            398               (2)          2
  Accrued interest                             18,569           1,959             41                2           -
  Notes payable and other short-term
    obligations                               189,283               -              -                -           -
  Notes payable to affiliated companies             -          31,817            776                -           -
  Long term debt due within one year          110,000          20,000              -                -           -
  Energy risk management liabilities          558,573               -              -                -           -
  Other                                        22,007           4,247            160                8           -
                                     -----------------   -------------  -------------  --------------- -----------
                                            1,331,836          82,128          2,047               46           2

NON-CURRENT LIABILITIES
  Long term debt                            1,164,026          54,553          1,200                -           -
  Deferred income taxes                       739,969          26,134          1,160               70         (33)
  Unamortized investment tax credits          106,355           4,238            198               10           -
  Accrued pension and other postretirement
      benefit costs                           134,145          11,678            538                -           -
  Other                                       118,171          17,036            684                8          35
                                     -----------------   -------------  -------------  --------------- -----------
                                            2,262,666         113,639          3,780               88           2

         Total liabilities                  3,594,502         195,767          5,827              134           4

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption          20,717               -              -                -           -

COMMON STOCK EQUITY
  Common stock                                762,136               -              -                -           -
  Common stock of subsidiaries                      -           8,780            538               20           1
  Paid-in capital                             553,926          19,525             60               23           7
  Retained earnings (deficit)                 351,505         100,513          6,642              348           9
  Accumulated other comprehensive
    income (loss)                              (1,124)              -              -                -           -
                                     -----------------   -------------  -------------  --------------- -----------
          Total common stock equity         1,666,443         128,818          7,240              391          17


                                          $ 5,281,662       $ 324,585       $ 13,067            $ 525        $ 21




                                                                    THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                   CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                              DECEMBER 31, 1998

                                                                           (dollars in thousands)


                                                                                              Consolidated
                                             Tri-State          KO                         The Cincinnati Gas
                                          Improvement Co. Transmission Co.  Eliminations   & Electric Company
                                         ---------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                              $ 276            $ 30          $ 31            $ 282,743
  Accounts payable to affiliated companies          -           1,250       (12,776)              13,166
  Accrued taxes                                   587              44          (695)             151,455
  Accrued interest                                  -               -             -               20,571
  Notes payable and other short-term
    obligations                                     -               -             -              189,283
  Notes payable to affiliated companies             -               -       (15,573)              17,020
  Long term debt due within one year                -               -             -              130,000
  Energy risk management liabilities                -               -             -              558,573
  Other                                             -               -             -               26,422
                                          ------------  --------------  ------------       --------------
                                                  863           1,324        (29,013)          1,389,233

NON-CURRENT LIABILITIES
  Long term Debt                               37,366               -        (37,367)          1,219,778
  Deferred income taxes                         3,870             (25)             -             771,145
  Unamortized investment tax credits                -               -              -             110,801
  Accrued pension and other postretirement
      benefit costs                                 -               -              -             146,361
  Other                                            10               -           (954)            134,990
                                          ------------  --------------  ------------       --------------
                                               41,246             (25)      (38,321)           2,383,075

         Total liabilities                     42,109           1,299       (67,334)           3,772,308

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption               -               -             -               20,717

COMMON STOCK EQUITY
  Common stock                                      -               -             -              762,136
  Common stock of subsidiaries                     25               -        (9,364)                   -
  Paid-in capital                                   -             530       (20,145)             553,926
  Retained earnings (deficit)                     921              44      (108,477)             351,505
  Accumulated other comprehensive
    income (loss)                                   -               -             -               (1,124)
                                          ------------  --------------  ------------      --------------
          Total common stock equity               946             574      (137,986)           1,666,443


                                             $ 43,055         $ 1,873    $ (205,320)         $ 5,459,468



                      THE CINCINNATI GAS & ELECTRIC COMPANY
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY

                             (dollars in thousands)

                                                                    The Union                   The West
                                                The Cincinnati     Light, Heat                 Harrison Gas
                                                Gas & Electric      and Power    Lawrenceburg  and Electric    Miami
                                                    Company          Company     Gas Company     Company    Power Corp.
                                               ------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1997                        $ 1,610,588       $ 122,913       $ 6,807        $ 347          $ 4

Comprehensive income
   Net income                                           215,812          13,550           696           72           11
   Other comprehensive income
        Minimum pension liability adjustment               (374)              -             -            -            -
                                                ----------------  -------------- ------------- ------------ ------------
Comprehensive income total                              215,438          13,550           696           72           11
Dividends on preferred stock                               (859)              -             -            -            -
Dividends on common stock                              (178,000)         (8,487)         (323)         (50)          (5)
Contribution from parent for
   reallocation of taxes                                 19,253             843            60           23            7
Other                                                        23              (1)            -            -            -
                                                ----------------  -------------- ------------- ------------ ------------

BALANCE AT DECEMBER 31, 1998                        $ 1,666,443       $ 128,818       $ 7,240        $ 392         $ 17







                      THE CINCINNATI GAS & ELECTRIC COMPANY
       CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)

                             (dollars in thousands)


                                                                                                 Consolidated
                                                        Tri-State       KO                       The Cincinnati
                                                       Improvement Transmission                 Gas & Electric
                                                           Co.          Co.      Eliminations       Company
                                                   ------------------------------------------------------------

BALANCE AT DECEMBER 31, 1997                             $ 934        $ 470     $ (131,475)      $ 1,610,588

Comprehensive income
   Net income                                               12           93        (14,434)          215,812
   Other comprehensive income
        Minimum pension liability adjustment                 -            -              -              (374)
                                                   ------------ ------------ -------------- -----------------
Comprehensive income total                                  12           93        (14,434)          215,438
Dividends on preferred stock                                 -            -                             (859)
Dividends on common stock                                    -           (4)         8,869          (178,000)
Contribution from parent for
   reallocation of taxes                                     -           15           (948)           19,253
Other                                                        -            -              1                23
                                                    ----------- ------------ -------------- -----------------

BALANCE AT DECEMBER 31, 1998                             $ 946        $ 574     $ (137,987)      $ 1,666,443




                      THE CINCINNATI GAS & ELECTRIC COMPANY
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 (in thousands)
                                                              The Union Light,                  The West
                                           The Cincinnati Gas    Heat and     Lawrenceburg  Harrison Gas and
                                           & Electric Company  Power Company  Gas Company   Electric Company
                                           -----------------------------------------------------------------

Operating Activities
Net income                                      $ 215,812     $ 13,550        $ 696           $ 72
Items providing or (using) cash currently:
  Depreciation and amortization                   177,299       13,148          451             19
  Deferred income taxes and investment tax
    credits - net                                 (27,136)        (261)         (35)             1
  Unrealized loss from energy risk
    management activities                          73,000            -            -              -
  Equity in earnings of consolidated subsidiaries (13,500)           -            -              -
  Allowance for equity funds used during
    management activities                          (1,500)        (142)           -              -
  Regulatory assets - net                           4,603            3            -              -
  Deferred gas costs                                    -            -          411              -
      Changes in current assets and current
        liabilities
          Accounts and notes receivable           (50,503)      (4,820)        (139)             -
          Materials, supplies, and fuel            (5,150)      (2,175)          (2)             -
          Accounts payable                         39,106       (9,920)        (395)            11
          Accrued taxes and interest                  748       (2,443)          81             (7)
          Other current assets and liabilities     (5,309)         (40)         (10)             1
      Other items - net                            37,356        3,268          141             14
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            operating activities                  444,826       10,168        1,199            111

Financing Activities
  Change in short-term debt                      (100,122)       8,330         (133)           (10)
  Issuance of long-term debt                      203,120       40,066            -              -
  Redemption of long-term debt                   (210,291)     (10,118)           -              -
  Retirement of preferred stock                       (52)           -            -              -
  Dividends on common stock                      (178,000)      (8,487)        (323)           (50)
  Dividends on preferred stock                       (859)           -            -              -
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            financing activities                 (286,204)      29,791         (456)           (60)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)   (136,688)     (37,261)        (789)            (4)
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            investing activities                 (136,688)     (37,261)        (789)            (4)

Net increase (decrease) in cash and
  temporary cash investments                       21,934        2,698          (46)            47

Cash and temporary cash investments at
  beginning of period                               1,555          546          122             53
                                           --------------- ------------  -----------   ------------

Cash and temporary cash investments at
  end of period                                  $ 23,489      $ 3,244         $ 76          $ 100


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                 CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 (in thousands)
                                                                                                            Consolidated
                                              Miami        Tri-State           KO                        The Cincinnati Gas
                                           Power Corp.  Improvement Co.  Transmission Co.  Eliminations  & Electric Company
                                           --------------------------------------------------------------------------------

Operating Activities
Net income                                    $ 11          $ 12             $ 93           $ (14,434)        $ 215,812
Items providing or (using) cash currently:
  Depreciation and amortization                  1             -              191                   -           191,109
  Deferred income taxes and investment tax
    credits - net                                -           469               11                 (94)          (27,045)
  Unrealized loss from energy risk
    management activities                        -             -                -                   -            73,000
  Equity in earnings of consolidated
    subsidiaries                                 -             -                -              13,500                 -
  Allowance for equity funds used during
    management activities                        -             -                -                  (5)           (1,647)
  Regulatory assets - net                        -             -                -                   -             4,606
  Deferred gas costs                             -             -                -                (411)                -
      Changes in current assets and current
        liabilities
          Accounts and notes receivable          1           345              (40)               (632)          (55,788)
          Materials, supplies, and fuel          -             -                -                   -            (7,327)
          Accounts payable                       -            62              359               6,327            35,550
          Accrued taxes and interest            (4)         (157)             (56)               (695)           (2,533)
          Other current assets and liabilities   -             -                -                  (1)           (5,359)
      Other items - net                          6         4,712               33              (4,748)           40,782
                                         ----------  ------------     ------------          ----------     -------------
          Net cash provided by (used in)
            operating activities                15         5,443              591              (1,193)          461,160

Financing Activities
  Change in short-term debt                      -             -                -              (3,015)          (94,950)
  Issuance of long-term debt                     -             -                -                   -           243,186
  Redemption of long-term debt                   -             -                -                   -          (220,409)
  Retirement of preferred stock                  -             -                -                   -               (52)
  Dividends on common stock                     (5)            -               (4)              8,869          (178,000)
  Dividends on preferred stock                   -             -                -                   -              (859)
                                         ----------  ------------     ------------          ----------   ---------------
          Net cash provided by (used in)
            financing activities                (5)            -               (4)              5,854          (251,084)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)   -        (5,447)            (587)            (4,660)          (185,436)
                                         ----------  ------------     ------------         ----------    ---------------
          Net cash provided by (used in)
            investing activities                 -        (5,447)            (587)            (4,660)          (185,436)

Net increase (decrease) in cash and
  temporary cash investments                    10            (4)               -                  1             24,640

Cash and temporary cash investments at
  beginning of period                            4            70                -                 (1)             2,349
                                         ----------  ------------     ------------         ----------    ---------------

Cash and temporary cash investments at
  end of period                               $ 14          $ 66                -                  -           $ 26,989